SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

INOLIFE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	000-50863	30-299889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6040-A Six Forks Road, #135, Raleigh, NC 27609

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (919)-727-9186

_____________________________________________

(Former name or former address, if changed since last report)

Prepared By:

Sunny J. Barkats, Esq.

JS Barkats, PLLC

18 East 41st Street, 14th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of independent registered public accounting firm

On February 20, 2015, InoLife Technologies, Inc. (the “Registrant”) received notice from The Hall Group, CPAs (the “Former Auditor”) that the Former Auditor resigned as independent accountants to the Registrant based on the Former Auditor’s resignation from its PCAOB registration. The resignation of the Former Auditor was accepted by the Company’s Board of Directors on February 21, 2015. The report of the Former Auditor on the Registrant’s financial statements for the years ended March 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern.

During the years ended March 31, 2014 and 2013 and through the date of the resignation of the Former Auditor, the Registrant has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Registrant’s financial statements for such years.

During the years ended March 31, 2014 and 2013 and through the date of resignation of the Former Auditor, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested that our Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Former Auditor has refused to furnish the Registrant with that letter.

New independent registered public accounting firm

On February 21, 2015 (the “Engagement Date”), the Registrant engaged Bharat Parikh and Associates LP (“New Auditor”) as its independent registered public accounting firm for the Registrant’s fiscal year ending March 31, 2015. The decision to engage the New Auditor as the Registrant’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Registrant has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InoLife Technologies, Inc.

Date: February 26, 2015	By:	/s/ Gary Berthold
Gary Berthold
Chief Executive Officer